OPTION TO PURCHASE AGREEMENT
This Option to Purchase Agreement made effective as of August 21, 2017 (the “Effective Date”).
BETWEEN:
JAMES GEISKOPF, 3250 Oakland Hills Court, Fairfield, CA  94534
(the “Seller”)
AND:
ABEIR HADDAD
 (the “Purchaser”)
WHEREAS:
A.  The Seller is the beneficial owner of 3,000,000 common shares (the “Common Shares”) in the capital of AppCoin Innovations Inc. (the “Company”); and
B.  The Seller has agreed to grant to the Purchaser an option to purchase up to an aggregate of 400,000 Common Shares (the “Shares”) owned by the Seller on the terms and conditions hereinafter set forth in this Agreement.
THEREFORE in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties), the parties covenant and agree as follows:
1.	Option to Purchase
1.1 On the basis of the representations and warranties of the parties to this Agreement and subject to the terms and conditions of this Agreement, the Seller agrees to grant to the Purchaser an option to purchase (the “Option”) the Shares to the Purchaser for an aggregate purchase price of US$10,000.00 (the “Purchase Price”).  The Option is exercisable until the date that is two (2) years after the Effective Date.
1.2 The Purchaser may exercise the Option upon providing the Seller with not less than 61 day written notice (the “Exercise Notice”) of the Purchaser’s election to purchase the Shares.

1.3 The Option may only be exercised to the extent (but only to the extent) that, after giving effect to such exercise, the Purchaser or any of its affiliates would not beneficially own in excess of 4.99% (the “Maximum Percentage”) of the Common Shares issued and outstanding after such exercise. No prior inability to exercise any amounts outstanding under this Agreement shall have any effect on the applicability of the provisions of this Section 1.3 with respect to any subsequent determination of whether the Option is exercisable. For purposes of this Section 1.3, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.
2.	Closing of Purchase of Shares
2.1 The closing of the purchase of the Shares (the “Closing”) will take place on such date as may be agreed to by the parties hereto (the “Closing Date”).
2.2 On the Closing Date:
(a)	the Seller will deliver to the Purchaser, the following documents:
(i)	share certificates representing the Shares registered in the name of the Purchaser, and
(ii)	all other documents and instruments as the Purchaser may reasonably require; and
(b)	the Purchaser will deliver to the Seller a cheque for the Purchase Price.
3.	Representations and Warranties
3.1 The Seller represents and warrants to the Purchaser (which representations and warranties shall survive the closing of the transactions contemplated in this Agreement), with the intent that the Purchaser will rely thereon in entering into this Agreement and in concluding the purchase of the Shares as contemplated herein, that:
(a)	the Seller is the beneficial and registered owner of the Shares free and clear of all liens, charges and encumbrances of any kind whatsoever;
(b)
there are no written instruments, buy-sell agreements, registration rights or agreements, voting agreements or other agreements by and between or among the Seller or any other person, imposing any restrictions upon the transfer, prohibiting the transfer of or otherwise pertaining to the Shares or the ownership thereof;

(c)
the Seller has the power and capacity and good and sufficient right and authority to enter into this Agreement on the terms and conditions set forth in this Agreement and to transfer the legal and beneficial title and ownership of the Shares to the Purchaser;

(d)	no person, firm, corporation or entity of any kind has or will have any agreement or option or any right capable at any time of becoming an agreement to:
(i)	purchase or otherwise acquire the Shares; or
(ii)	require the Seller to sell, transfer, assign, pledge, charge, mortgage or in any other way dispose of or encumber any of the Shares other than under this Agreement;
(e)
this Agreement and all other documents required to be executed and delivered by the Seller have been duly, or will when executed and delivered be duly, executed and delivered by the Seller, and constitute the legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors, specific performance, injunctive relief and other equitable remedies;

(f)
the Seller has not taken any action which would impose any obligation or liability to any person for finder’s fees, agent’s commissions or like payments in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby;

(g)
the Seller acquired the Shares in a transaction exempt from the registration requirements of the U.S. Securities Act of 1933 (the “1933 Act”) either (i) pursuant to Section 4(a)(1) of the 1933 Act, or (ii) pursuant to Section 4(a)(2) of the 1933 Act in the event that the Seller is deemed an underwriter; and

(h)	the Seller is not an "underwriter" (as such term is defined in Section 2(11) of the 1933 Act) of any securities of the Company.
3.2 The Purchaser represents and warrants to the Seller (which representations and warranties shall survive the closing of the transactions contemplated in this Agreement), with the intent that the Seller will rely thereon in entering into this Agreement and in concluding the purchase of the Shares as contemplated herein, that:
(a)	the Purchaser has the power and capacity and good and sufficient right and authority to enter into this Agreement on the terms and conditions set forth in this Agreement;
(b)
this Agreement and all other documents required to be executed and delivered by the Purchaser have been duly, or will when executed and delivered be duly, executed and delivered by the Purchaser, and constitute the legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors, specific performance, injunctive relief and other equitable remedies;

(c)
the Purchaser has not taken any action which would impose any obligation or liability to any person for finder’s fees, agent’s commissions or like payments in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby;

(d)	the sale of the Shares to the Purchaser as contemplated in this Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Purchaser;
(e)
the Purchaser has had access to all of the books and records of the Company and accordingly agrees that it is familiar with and has access to information regarding the Company similar to information that would be available in a registration statement filed by the Company under the 1933 Act;

(f)
the Purchaser is acquiring the Shares as principal for the Purchaser’s own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

(g)
the Purchaser (i) has adequate net worth and means of providing for the Purchaser’s current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time;

(h)	the Purchaser understands and agrees that the Shares are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act; and
(i)
the Purchaser is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

3.3 The Purchaser agrees to deliver, along with an executed copy of this Agreement:
(a)	a fully completed and executed Investor Questionnaire in the form attached as Exhibit 1 hereto; and
(b)	such other supporting documentation that the Seller or its legal counsel may request to establish the Purchaser’s qualification as a qualified purchaser.
4.	Legending and Registration of Subject Shares
4.1 The Purchaser hereby acknowledges that a legend may be placed on the certificates representing the Shares to the effect that the Shares represented by such certificates are subject to transfer restrictions.

5.	Entire Agreement
5.1 There are no representations, warranties, collateral agreements, or conditions except as herein specified.
6.	Expenses
6.1 Each party to this Agreement will be responsible for all of its own expenses, legal and other professional fees, disbursements, and all other costs incurred in connection with the negotiation, preparation, execution, and delivery of this Agreement and all documents and instruments relating hereto and the consummation of the transactions contemplated hereby.
7.	Proper Law
7.1 This Agreement will be governed by and construed in accordance with the law of British Columbia.
8.	Further Assurances
8.1 The parties to this Agreement hereby agree to execute and deliver all such further documents and instruments and do all acts and things as may be necessary or convenient to carry out the full intent and meaning of and to effect the transactions contemplated by this Agreement.
9.	Notices
9.1 Any notice, including the Exercise Notice, required or permitted to be given to any of the parties to this Agreement will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of such party first above stated or such other address as any party may specify by notice in writing to the other parties and any such notice will be deemed to have been given and received by the party to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time of mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.
10.	Electronic Means
10.1 Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date set forth on page one of this Agreement.

11.	Counterparts
11.1 This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.
IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the 21st day of August, 2017.

EXECUTED by JAMES GEISKOPF in the presence of:

 ___________________________________________
Signature

 ___________________________________________
Print Name

 ___________________________________________
Address

 ___________________________________________
Occupation
) ) ) ) ) ) ) ) ) ) ) ) )	/s/ James Geiskopf JAMES GEISKOPF

EXECUTED by ABEIR HADDAD in the presence of:

 ___________________________________________
Signature

 ___________________________________________
Print Name

 ___________________________________________
Address

___________________________________________
 Occupation
) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Abeir Haddad ABEIR HADDAD

EXHIBIT 1
QUESTIONNAIRE
All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Transfer Agreement.
The Purchaser covenants, represents and warrants to the Seller that:
1.
the Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions detailed in the Transfer Agreement and the Purchaser is able to bear the economic risk of loss arising from such transactions;

2. the Purchaser is (tick one or more of the following boxes):
(A)	a director, officer, employee, founder or control person of the Company or a director, officer or employee of an affiliate of the Company
(B)	a spouse, parent, grandparent, brother, sister, child or grandchild of a director, executive officer, founder or control person of the Company
(C)	a parent, grandparent, brother, sister, child or grandchild of the spouse of a director, executive officer, founder or control person of the Company
(D)	a close personal friend of a director, executive officer, founder or control person of the Company
(E)	a close business associate of a director, executive officer, founder or control person of the Company
(F)	a spouse, parent, grandparent, brother, sister, child or grandchild of the selling security holder or the selling security holder’s spouse
(G)	an accredited investor
(H)	a company, partnership or other entity of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs A to G
(I)	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs A to G
3.	if the Purchaser has checked box B, C, D, E, H or I in paragraph 2 above, the director, executive officer, founder or control person of the Company with whom the undersigned has the relationship is:
_______________________________________________________________________________
(Instructions to Purchaser: fill in the name of each director, executive officer, founder and control person which you have the above-mentioned relationship with.  If you have checked box H or I, also indicate which of A to G describes the security holders, directors, trustees or beneficiaries which qualify you as box H or I and provide the names of those individuals.  Please attach a separate page if necessary).
4.
if the Purchaser has ticked box G in Section 2 above, the Purchaser satisfies one or more of the categories of "accredited investor" (as that term is defined in National Instrument 45-106) indicated below (please check the appropriate box):

☐
(a) an individual who beneficially owns financial assets (as defined in National Instrument 45-106) having an aggregate realizable value that, before taxes but net of any related liabilities (as defined in National Instrument 45-106), exceeds CDN$5,000,000;

☐
(b) an individual who, either alone or with a spouse, beneficially owns financial assets (as defined in National Instrument 45-106) having an aggregate realizable value that, before taxes but net of any related liabilities (as defined in National Instrument 45-106), exceeds CDN$1,000,000;

☐
(c) an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

☐	(d) an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000; or
☐	(e) a person, other than an individual or investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements.
IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ____ day of ___________, 2017.

If an Individual: If a Corporation, Partnership or Other Entity:

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Signature                                                                                                                           Print or Type Name of Entity

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Print or Type Name                                                                                                       Signature of Authorized Signatory

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